UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 1998

                         RESOURCE BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)

    Virginia                                           Applied For
 ---------------              -------------       -------------------
 (State or other               (Commission          (I.R.S. Employer
  jurisdiction                File Number)         Identification No.)
of Incorporation)

 3720 Virginia Beach Blvd, Virginia Beach, Virginia           23452
      (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (757) 463-2265



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Item 2.   Acquisition or Disposition of Assets.

                  On June 9, 1998, Resources Bank's shareholders approved an Agreement and Plan of Reorganization, dated as of April 10, 1998 and related Plan of Share Exchange (the "Agreement") which provided for the reorganization of Resource Bank (the "Bank") under a bank holding company structure. Resource Bankshares Corporation ("Holding Company") was organized to serve as the holding company for the Bank. On July 1, 1998, the effective date of the Reorganization, all Resource Bank common stock, $3.00 par value (the "Bank Stock") was converted to the common stock, $1.50 par value, of Resource Bankshares (the " Holding Company Common Stock") on a two share for one share exchange basis, making the Bank a wholly owned subsidiary of the Holding Company (the "Reorganization"). In order to effect the Reorganization, the Holding Company issued approximately 2,453,380 shares of common stock.

                  The Holding Company did not engage in any business activity prior to the effective date of the reorganization, and its only significant asset at the present time is its investment in the Bank. The operations of the Bank will continue in substantially the same manner as conducted by the Bank immediately prior to the reorganization.

                  The management of the Bank did not change as a result of the reorganization and the individuals elected to serve as directors of the Holding Company served and currently serve as directors of the Bank.

                  The Bank Stock was previously registered under ss. 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with the Board of Governors of the Federal Reserve System. Pursuant to Rule 12g-3 promulgated under the Exchange Act, the Holding Company Common Stock is deemed automatically registered under the Exchange Act. In addition, the Holding Company Common Stock has been substituted for the Bank Stock on the NASDAQ National Market System under the symbol "RBKV."

Item 7.    Financial Statements and Exhibits

         The following exhibits are filed as a part of this report:

    Exhibit No.     Item
    -----------     ----

    2 Agreement and Plan of Reorganization, dated April 10, 1998 (included as Exhibit A to the Proxy Statement of Resource
                    Bank).

    3.1 Amended and Restated Articles of Incorporation for Resource Bankshares Corporation.

    3.2             Bylaws for Resource Bankshares Corporation.

    23.1            Consent of Goodman & Company, L.L.P.

    99.1 Resource Bank's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, as filed with the FRB.

    99.2            Resource Bank's Quarterly Report on Form
                    10-QSB for the three month period ended
                    March 31, 1998, as filed with the FRB.

    99.3 Proxy Statement relating to the 1998 Annual Meeting of Shareholders of Resource Bank.


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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Resource Bankshares Corporation


Date:  July 1, 1998                         By:      /s/ Lawrence N. Smith
                                               ---------------------------
                                                     Lawrence N. Smith
                                                     President and
                                                     Chief Executive Officer